Exhibit 99.5

                              REMARKETING AGREEMENT



        REMARKETING AGREEMENT, dated as of         , 200 , among NELNET STUDENT
LOAN TRUST             (the "Issuer"), NATIONAL EDUCATION LOAN NETWORK, INC., as
administrator (the "Administrator"),            and ("       ", "      " and
"        ", respectively, in their capacities as remarketing agents under this
Remarketing Agreement, each, a "Remarketing Agent" and, collectively, the "Remarketing Agents").

        WHEREAS, the Issuer has issued        aggregate principal amount of its
Class        Notes (the "Notes") pursuant to an Indenture of Trust, dated as
of          , (the "Indenture"), among the Issuer,          , as eligible lender
trustee (in such capacity, the "Eligible Lender Trustee") and as trustee (in such capacity, the "Trustee");

        WHEREAS, the Notes are being sold initially pursuant to an Underwriting
Agreement, dated            ,      (the "Underwriting Agreement"), among Nelnet
Student Loan Funding, LLC (the "Depositor"),            ,
                               ,                                     ,
                         ,                               ,          , and      ,
 and          , as representatives of the other underwriters named therein (the
"Underwriters");

        WHEREAS, the Administrator has requested that                     , and
              act as initial Remarketing Agents in connection with the Notes and as such to perform the services described in this Remarketing Agreement;

        WHEREAS, the Depositor has prepared a Free-Writing Prospectus,  dated
                ,             ,  a Term Sheet, dated        ,        ,
a Prospectus,  dated                   ,                        ,            ,
and a Prospectus Supplement, dated , (the Prospectus and Prospectus Supplement dated , are referred to collectively as the "Prospectus"), in connection with the offering of the Notes; and

        WHEREAS, each of               ,                and is willing to
act as a Remarketing Agent in connection with the Notes, and as such each hereby agrees to perform such duties on the terms and subject to the conditions set forth in this Remarketing Agreement.

        NOW, THEREFORE, the parties to this Remarketing Agreement agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used and not defined in this Remarketing Agreement have the respective meanings assigned to them in Article I of the Indenture and Article I of Appendix A to the Indenture. Unless the context otherwise requires, references in this Remarketing Agreement to "Notes"
relate solely to the Class            Notes issued under the Indenture.
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SECTION 2.     APPOINTMENT AND OBLIGATIONS OF REMARKETING AGENTS.

        (a) Subject to Section 4 hereof, the Administrator hereby appoints each
of              ,               and               , and each of          , and
hereby accepts such appointment, as the exclusive Remarketing Agents for the purpose of:

                (i) determining, in consultation with the Administrator, for each Reset Period the applicable Spread above or below the applicable index (if the Notes will be in a floating rate mode during the next Reset Period), determining, in consultation with the Administrator, for each Reset Period the applicable initial Auction Rate (if the Reset Rate Notes will be in an auction rate mode during the next Reset Period), or determining the fixed rate of interest (if the Notes will be in a fixed rate mode during the next Reset Period), as applicable (in each case, as specified in the applicable Supplemental Remarketing Agency Agreement, as defined below), at a rate that, in the reasonable opinion of the Remarketing Agents, will enable the Remarketing Agents to remarket tendered Notes (whether mandatory or voluntary) at 100% of the principal amount thereof and on the terms of the Notes determined as set forth in
        Section 2.03(c) of the Reset Rate Note Procedures;

                (ii) entering into a remarketing agency agreement on the related Remarketing Terms Determination Date with the Issuer and the Administrator, substantially in the form attached as Appendix A hereto (a "Remarketing Agency Agreement"), and a supplemental remarketing agency agreement on the related Spread Determination Date with the Issuer and the Administrator, substantially in the form attached as Appendix B hereto (a "Supplemental Remarketing Agency Agreement"), pursuant to which the Remarketing Agents will attempt, on a reasonable efforts basis, to remarket the Notes tendered by the beneficial owners thereof (the "Beneficial Owners") (each such attempted and/or completed remarketing being hereinafter referred to as a "Remarketing");

                (iii) determining, in consultation with the Administrator, the applicable currency (U.S. Dollars, Euros, Pounds Sterling or another currency) in which the Notes will be payable during the next Reset Period;

                (iv) determining, in consultation with the Administrator, whether it would be in the best interests of the Issuer to enter into a Derivative Product if the Notes will be denominated in a currency other than U.S. Dollars or will bear interest at a fixed rate or a floating rate other than LIBOR and, if applicable, selecting the Eligible Counterparty or Counterparties with which the Issuer will enter into one or more Derivative Products on the related Reset Date;

                (v) preparing a written notice to the applicable Clearing Agencies and any other relevant parties setting forth the applicable Spread or fixed rate of interest, as the case may be, any applicable currency exchange rate and any other required reset terms;

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                (vi) delivering the related Hold Notices and any other notices as provided under the Reset Rate Note Procedures; and

                (vii) performing such other duties as are assigned to the Remarketing Agents in this Remarketing Agreement, including in the Reset Rate Note Procedures attached as Appendix C hereto, and/or in the applicable Remarketing Agency Agreement and Supplemental Remarketing Agency Agreement, in each case subject to the conditions set forth herein and therein.

        (b) With respect to any Reset Date, the Remarketing Agents shall not enter into the Remarketing Agency Agreement with the Issuer and the Administrator if, on or prior to the Remarketing Terms Determination Date: (i) a Failed Remarketing shall have been declared with respect to the related Class of Notes subject to Remarketing on such Reset Date; (ii) the related Call Option Notice shall have been timely delivered with respect to the related Class of Notes subject to a Remarketing or (iii) the Notes are being redeemed pursuant to provisions of Section 2.13 of the Indenture. In addition, the Remarketing Agents shall not enter into the Supplemental Remarketing Agency Agreement with the Issuer and the Administrator if, on or prior to the Spread Determination Date:
(A) a Failed Remarketing shall have been declared with respect to the related Class of Notes subject to Remarketing on such Reset Date; (B) the related Call Option Notice shall have been timely delivered with respect to the related Class of Notes subject to Remarketing; (C) the Notes are being redeemed pursuant to the provisions of Section 2.13 of the Indenture; or (D) if applicable, 100% of the holders of the related Class of Notes subject to Remarketing on such Reset Date have timely delivered a Hold Notice and the All Hold Rate will apply for the next related Reset Period.

        (c) Only Notes not subject to an exercised Call Option shall be subject to Remarketing on such Reset Date.

SECTION 3.     FEES AND EXPENSES.

        (a) The Issuer acknowledges and agrees that the fees to be paid to the Remarketing Agents in connection with any Reset Date shall be calculated consistent with and at a rate no higher than as set forth in Appendix D hereto and agreed upon by the Administrator and the Remarketing Agents, and set forth in the applicable Remarketing Agency Agreement. Such fees shall be expressed as a percentage of the Outstanding Amount of the applicable Class of Notes and payable except in the case of a Failed Remarketing; provided, that the obligations of the Issuer to pay to the Remarketing Agents on each Reset Date the fees set forth in the applicable Remarketing Agency Agreement shall be solely payable from amounts available for distribution pursuant to Sections 5.04(c) and 5.06 of the Indenture on each Reset Date. The Issuer's obligations to pay the fees as described in the preceding sentence shall survive until the earlier to occur of the date such fees have been paid in full or the date the Issuer is terminated. The Issuer will pay all expenses in connection with this Remarketing Agreement, the Remarketing Agency Agreement and the Supplemental Remarketing Agency Agreement, as applicable, to the extent funds are available for distribution pursuant to Sections 5.04(c) and 5.06 of the Indenture on such


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

Reset Date, including: (i) the preparation, printing and delivery of the Remarketing Prospectus (as defined below) in connection with the Remarketing of the Notes; (ii) the preparation and delivery of the Remarketing Agency Agreement and the Supplemental Remarketing Agency Agreement, as applicable, and such other documents as may be required in connection with the Remarketing of the Notes;
(iii) the fees and disbursements of the Issuer's or the Administrator's accountants, counsel and other advisors or agents and the fees and disbursements of the Trustee including, without limitation, the fees of the Issuer's counsel incurred in connection with the delivery of the Tax Opinion (as defined below);
(iv) the out-of-pocket expenses of the Remarketing Agents to the extent described in subsection (b) of this Section; (v) fees charged by nationally recognized statistical rating organizations, if any, if necessary to satisfy the Rating Agency Condition; (vi) the fees payable to any exchange in connection with the listing of Notes subject to Remarketing on the related Reset Date on such exchange; and (vii) any other fees and expenses, if applicable, in connection with compliance with Section 7(f) hereof; provided, however, that if the holder of the related Call Option has exercised such Call Option, then for each Remarketing relating to that Class of Notes (including the Remarketing on which such Call Option was exercised), until the holder of the Call Option has sold all of that Class of Notes, the holder of the Call Option shall be obligated to pay such expenses. If sufficient funds are not available pursuant to Sections 5.04(c) and 5.06 of the Indenture or the holder of the Call Option fails to pay such expenses, as applicable, the Administrator shall pay such expenses on behalf of the Issuer and shall be entitled to reimbursement pursuant to Sections 5.04(c) and 5.06 of the Indenture.

        (b) If there is a Failed Remarketing, the Issuer shall reimburse the Remarketing Agents for all out-of-pocket expenses, other than fees and disbursements of counsel, reasonably incurred by the Remarketing Agents in making preparations for Remarketing and attempting to remarket the Notes subject to a Failed Remarketing.

SECTION 4. REMOVAL OR RESIGNATION OF THE REMARKETING AGENTS; APPOINTMENT OF ADDITIONAL OR LEAD REMARKETING AGENTS.

        (a) Subject to the terms and on the conditions of this Remarketing Agreement, with respect to any Reset Period, the Administrator may, in its absolute discretion, remove any Remarketing Agent by giving notice to the Remarketing Agent no less than five Business Days prior to the Remarketing Terms Determination Date applicable thereto. If such removal would result in no Remarketing Agents remaining, such removal shall be effective only upon the Administrator's appointment of at least one successor Remarketing Agent. In such case, the Administrator shall use its best efforts to appoint a successor Remarketing Agent and enter into a remarketing agreement with such successor Remarketing Agent as soon as reasonably practicable, but in no event later than the applicable Remarketing Terms Determination Date. In addition, the Administrator may appoint one or more additional remarketing agents, if necessary, with respect to any Reset Period during which a Class of Notes subject to Remarketing on the related Reset Date will be remarketed in a non-U.S. Dollar currency.

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

        (b) Each of the Remarketing Agents may resign and be discharged from any duties and obligations under this Remarketing Agreement at any time by delivering a written notice to the Administrator of such resignation, provided such resignation shall not be effective any later than 15 calendar days prior to the next Remarketing Terms Determination Date (which Remarketing Terms Determination Date for this purpose shall be deemed to be the twelfth Business Day prior to the applicable Reset Date). It shall be the sole responsibility of the Administrator to appoint a successor Remarketing Agent if such resignation would result in there being no Remarketing Agents remaining.

        (c) The Administrator may, in its absolute discretion, designate a lead Remarketing Agent for any Class of Notes subject to Remarketing by giving notice to the Remarketing Agents no less than five Business Days prior to the Remarketing Terms Determination Date applicable thereto.

        SECTION 5. DEALING IN THE NOTES. Subject to its compliance with applicable laws and regulations, each Remarketing Agent and its Affiliates acting as such or in its individual or any other capacity, may buy, sell, hold and deal in any of the Notes. Each Remarketing Agent and its Affiliates shall also have the option, but not the obligation, to purchase any tendered Notes that they are not otherwise able to remarket at a price equal to 100% of the Outstanding Amount of such tendered Notes. A Remarketing Agent or any of its Affiliates that owns a Note may exercise any vote or join in any action which any Noteholder of that Class or Beneficial Owner of such Notes may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity under this Remarketing Agreement. Each Remarketing Agent and its Affiliates, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Issuer, the Depositor, the Servicer, the Trustee, the Eligible Lender Trustee or the Administrator as freely as if such Remarketing Agent did not act in any capacity under this Remarketing Agreement.

        SECTION 6. REPRESENTATIONS AND WARRANTIES.

        (a) The Administrator represents and warrants to, and agrees with, each of the Remarketing Agents as of the date of this Remarketing Agreement, and as of each Remarketing Terms Determination Date, Spread Determination Date and Reset Date (each such date being hereafter referred to as a "Representation Date"), that as of each applicable Representation Date after the date of this Remarketing Agreement, the related Remarketing Materials (as defined in this Remarketing Agreement) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (b) The Administrator further represents and warrants to, and agrees with, each of the Remarketing Agents as of each Representation Date as follows:

                (i) The Issuer has not sustained since the respective dates as of which information is given in the Remarketing Materials any material loss or interference with its business or properties, otherwise than as set forth or contemplated in such Remarketing Materials; and, since such dates, there has not been any material adverse change or any development involving a prospective material adverse change, in or affecting the business or properties of the Issuer or the transactions contemplated hereby, otherwise than as set forth or contemplated in such Remarketing Materials.

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

                (ii) The Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Remarketing Materials and to consummate the transactions contemplated therein and in this Remarketing Agreement. The Administrator has been duly incorporated and is validly existing under the laws of the State of Nevada, with power and authority (corporate and otherwise) to consummate the transactions contemplated in the Remarketing Materials and in this Remarketing Agreement.

                (iii) The Notes have been duly authorized, issued and delivered pursuant to the Underwriting Agreement. The Notes constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture. The Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Indenture and the Basic Documents each constitute a valid and legally binding instrument, enforceable against the Issuer or the Administrator, as applicable, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                (iv) The compliance by the Issuer and the Administrator with all of the provisions of the Notes, the Indenture, the Basic Documents, the Derivative Products, this Remarketing Agreement and the applicable Remarketing Agency Agreement or Supplemental Remarketing Agency Agreement, as the case may be, and the consummation of the transactions in this Remarketing Agreement and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default in the performance or observance of any material obligation contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or the Administrator is a party or by which the Issuer or the Administrator is bound or to which any of the property or assets of the Issuer, or the Administrator is subject, nor will such action result in any violation of the provisions of the Basic Documents, the Administrator's certificate of incorporation or by-laws, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Administrator or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Issuer or the Administrator of the transactions contemplated by this Remarketing Agreement, the applicable Remarketing Agency Agreement or Supplemental Remarketing Agency Agreement, as the case may be, or the Indenture, except such as have been, or shall have been, obtained.

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

                (v) The Administrator is not in violation of its certificate of incorporation or by-laws, and the Issuer is not in violation of the Trust Agreement, and neither the Administrator nor the Issuer is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                (vi) Other than as set forth in the Remarketing Materials or in the financial statements included as Appendix A to Nelnet, Inc.'s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the Commission, there are no legal or governmental proceedings pending to which the Issuer or the Administrator or any of its subsidiaries is a party or of which any property of the Issuer or the Administrator or any of its subsidiaries is the subject which, if determined adversely to the Issuer or the Administrator or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consummation of the transactions contemplated hereby or the ability of the Administrator to perform all of its obligations with respect to the Issuer; and, to the best of the Administrator's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                (vii) The Issuer is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                (viii) Each of this Remarketing Agreement and the applicable Remarketing Agency Agreement, and Supplemental Remarketing Agency Agreement, as the case may be, has been duly authorized, executed and delivered by the Issuer and the Administrator and, assuming it has been duly executed and delivered by the Remarketing Agents, constitutes a valid and binding agreement of the Issuer and the Administrator, enforceable against each of the Issuer and the Administrator in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally) and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as the enforcement thereof may be subject to limitations on rights to indemnity or contribution or both by Federal or state securities laws or the public policies underlying such laws.

                (ix) The Notes have such ratings as to which either the Administrator shall have most recently notified the Remarketing Agents pursuant to Section 7(a) hereof or as are otherwise available to the Remarketing Agents in the ordinary course.

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

        Any certificate signed by any officer of the Issuer or Administrator and delivered to the Remarketing Agents or to counsel for the Remarketing Agents in connection with the Remarketing of the Notes shall be deemed a representation and warranty by the Issuer or Administrator to the Remarketing Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

        (c) In connection with each Remarketing, each Remarketing Agent hereby represents and warrants to, and agrees with, the Issuer and the Administrator
(i) that it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity, within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA"), received by it in connection with the Remarketing of the Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer, and it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Remarketing of Notes in, from or otherwise involving the United Kingdom and (ii) that it is not affiliated, directly or indirectly, with the Depositor.

        SECTION 7. COVENANTS OF THE ADMINISTRATOR. The Administrator covenants with the Remarketing Agents as follows:

        (a) The Administrator shall provide prompt notice by telephone, confirmed in writing (which may include facsimile or other electronic transmission), to the Remarketing Agents of (i) if not otherwise available to the Remarketing Agents, any notification or announcement by a "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) with regard to the ratings of any securities of the Issuer, including, without limitation, notification or announcement of a downgrade in or withdrawal of the rating of any security of the Issuer or notification or announcement of the placement of any rating of any securities of the Issuer under surveillance or review, including placement on CreditWatch or on Watch List with negative implications, or (ii) the occurrence at any time of any event set forth in Section 8(c) (i), (ii), (iii), (v), (vi) or (viii) hereof.

        (b) With respect to each Reset Date (unless the Call Option Notice is delivered or the Notes are to be redeemed) the Administrator will furnish to the Remarketing Agents:

                (i) if required pursuant to Section 7(f) hereof, the Remarketing Prospectus (as defined below);

                (ii) if a mandatory tender of the related Notes occurs with respect to the related Reset Date or the related Reset Date follows the purchase of the related Notes pursuant to the Call Option, a written opinion of U.S. Federal income tax counsel to the Issuer, reasonably satisfactory to the Remarketing Agents, dated as of the related Reset Date resulting in a successful Remarketing (other than a Reset Date where the All Hold Rate is applicable), that the related Notes constitute indebtedness and also opining as to any other tax-related issues with respect to the related Class of Notes as to which an opinion is reasonably requested by a Remarketing Agent (the "Tax Opinion");

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                (iii) if applicable, an amendment to the documents on file with the Irish Stock Exchange relating to the Notes;

                (iv) during any such time as the Issuer is subject to the reporting requirements of the Exchange Act, each document filed by the Issuer with the Commission pursuant to the Exchange Act and the rules and regulations thereunder; and

                        (v) (A) in connection with each Remarketing of Notes,
                such other information as the Remarketing Agents may reasonably request from time to time, and such other documentation, representations, warranties and certifications as the Remarketing Agents may reasonably request as a result of a change of law, it being understood that each Remarketing Agent will deliver to purchasers and prospective purchasers, in connection with a Remarketing, a Remarketing Prospectus;

                        (B) The Administrator shall provide each of the
                Remarketing Agents with as many copies of the foregoing written materials and other Administrator approved information, including the Remarketing Prospectus, as the Remarketing Agents may reasonably request for use in connection with the Remarketing of the Notes and consents to the use thereof for such purpose; and

                        (C) In addition, in connection with a Remarketing, upon
                the reasonable request and at the expense of the Remarketing Agents, the Issuer and the Administrator shall provide to the Remarketing Agents the opportunity to conduct a due diligence investigation of the Issuer and the Administrator similar to the due diligence investigation provided for in subsection (f)(ii) of this Section or shall participate in a due diligence conference call for the purpose of conducting such due diligence investigation.

        (c) If, at any time during which the Remarketing Agents would be obligated to take any action under this Remarketing Agreement, any event or condition known to the Administrator relating to or affecting the Issuer, the Administrator or the Notes shall occur which could reasonably be expected to cause any of the reports, documents, materials or information referred to in subsection (b) of this Section or any document incorporated therein by reference (collectively, the "Remarketing Materials") to contain an untrue statement of a material fact or omit to state a material fact, the Administrator shall promptly notify the Remarketing Agents in writing of the circumstances and details of such event or condition.

        (d) So long as the Notes are outstanding and the Issuer is required to file reports under the Exchange Act, the Issuer will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

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        (e) If, at any time in connection with a Remarketing a determination is made by the Administrator to offer the Reset Rate Notes pursuant to an exemption from registration under the Securities Act, the Administrator and the Remarketing Agents shall take such actions in order to comply with the requirements of the Securities Act or the rules and regulations thereunder and the Commission's interpretations of the Securities Act and the Securities Act Regulations in connection with such Remarketing and resales of the Reset Rate Notes.

        (f) The Issuer will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder so as to permit the completion of the Remarketing of the Notes as contemplated in this Remarketing Agreement and in the Prospectus. In furtherance of the foregoing, the Administrator shall take the actions provided for in this subsection (f) if counsel for the Remarketing Agents or for the Issuer reasonably requests in writing, stating their reasoned legal justifications therefore, that the Administrator take such actions in order to comply with the requirements of the Securities Act or the Securities Act Regulations and the Commission's interpretations of the Securities Act and the Securities Act Regulations in connection with the Remarketing and resales of the Notes:

                (i) The Administrator shall, to the extent then required by the Commission (A) prepare and file with the Commission and furnish to the Remarketing Agents a then currently effective registration statement under the Securities Act and a then current preliminary and final prospectus, meeting the requirements of the Securities Act, relating to the Notes, to be used by the Remarketing Agents for Remarketing and resale of the Notes (such registration statement and any amendments thereto, including any such preliminary and final prospectus relating to the Notes constituting a part thereof, and all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Exchange Act, the Securities Act, or otherwise, are referred to in this Remarketing Agreement as the "Registration Statement" and the "Remarketing Prospectus," respectively, except that if any revised prospectus shall be provided to the Remarketing Agents by the Issuer for use in connection with the Remarketing of the Notes which differs from the Remarketing Prospectus on file at the Commission at the time the Registration Statement becomes effective, the term "Remarketing Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Remarketing Agents for such use), (B) furnish to the Remarketing Agents an officers' certificate, an opinion (including a statement as to the absence of material misstatements in or omissions from the Registration Statement and Remarketing Prospectus, as amended or supplemented) of counsel for the Issuer and the Administrator satisfactory to the Remarketing Agents and a "agreed-upon procedures letter" from the Issuer's independent accountants, in each case in form and substance satisfactory to the Remarketing Agents, of the same tenor as the officers' certificate, opinion and comfort letter, respectively,


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        delivered pursuant to the Underwriting Agreement, but modified to relate to the Registration Statement and Remarketing Prospectus as amended or supplemented to the date thereof, and as customary for a public offering of asset-backed securities, (C) comply with covenants and procedures, and issue representations and warranties, of the same tenor as those set forth in the Underwriting Agreement, but modified to relate to the Registration Statement and the Remarketing Prospectus and the Remarketing and as customary for a public offering of asset-backed securities; provided, that, if in the opinion of counsel for the Issuer or the Remarketing Agents, in either case reasonably satisfactory to the Remarketing Agents, no exemption from registration under the Securities Act is available and registration would be required under the Securities Act in connection with the Remarketing, then, in lieu thereof, the Administrator may request that the Remarketing Agents, and the Remarketing Agents shall, terminate this Remarketing Agreement pursuant to Section 11 hereof and declare a Failed Remarketing; and (D) furnish to the Remarketing Agents such other opinions, documents or certificates as are reasonably requested by the Remarketing Agents, provided the Remarketing Agents request any such other opinions, documents or certificates no later than 20 Business Days prior to the applicable Remarketing Terms Determination Date.

                (ii) The Issuer and the Administrator shall provide to the Remarketing Agents and any other broker-dealer participating in the Remarketing of the Notes the opportunity to conduct an underwriter's due diligence investigation of the Issuer and the Administrator in a scope customarily provided in connection with a public offering of the Issuer's securities, which shall include making available for inspection by representatives of the Remarketing Agents, and any counsel retained by the Remarketing Agents, financial information related to the Issuer's assets comparable to that furnished to the Underwriters that is reasonably requested by any such Persons and use their reasonable best efforts to cause the officers, directors, employees, and any other agents of the Issuer and the Administrator to supply all information reasonably requested by any such representatives of the Remarketing Agents or counsel in connection with the Remarketing, and make such representatives of the Issuer and the Administrator available for discussion of such documents as shall be reasonably requested by the Remarketing Agents.

                (iii) If at any time when a Remarketing Prospectus is required by the Securities Act to be delivered in connection with Remarketing and resales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Remarketing Agents or for the Issuer, to amend the Registration Statement or amend or supplement the Remarketing Prospectus in order that the Remarketing Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Administrator, on behalf of and at the expense of the Issuer, will promptly prepare and file with the Commission and furnish to the Remarketing Agents such amendment or supplement as may be necessary to correct such statement or omission as referred to above.

                (iv) If applicable, the Administrator agrees to provide the Remarketing Agents with as many copies of the foregoing Remarketing Prospectus, or, as the case may be, Registration Statement, as the Remarketing Agents may reasonably request for use in connection with the Remarketing of Notes and consents to the use therefor for such purpose.

        (g) The Administrator shall timely notify the Remarketing Agents of any Rating Agency Condition that must be satisfied as a condition precedent to the taking of any action under this Remarketing Agreement and timely provide the Remarketing Agents with copies of the required confirmations or reaffirmations, as the case may be.

        SECTION 8. CONDITIONS TO THE REMARKETING AGENTS' OBLIGATIONS. The obligations of each of the Remarketing Agents to perform its duties under this Remarketing Agreement shall be subject to:

        (a) the terms and conditions of the applicable Remarketing Agency Agreement or Supplemental Remarketing Agency Agreement, as the case may be;

        (b) the due performance in all material respects by each of the Issuer and the Administrator of its obligations and agreements as set forth in this Remarketing Agreement and the accuracy of the representations and warranties in this Remarketing Agreement and any certificate delivered pursuant to this Remarketing Agreement; and

        (c) the further condition that none of the following events shall exist for a Class of Notes at any time between a Remarketing Terms Determination Date and Reset Date, or, with respect to clause (iv) below, at the time set forth in such clause:

                (i) all of the Notes for which the Remarketing Agents are responsible for Remarketing under this Remarketing Agreement shall be the subject of a Call Option Notice or a redemption;

                (ii) without the prior written consent of the Remarketing Agents, the Indenture, the Notes or any Derivative Product relating to the Notes shall have been amended in any manner, or otherwise contain any provisions not contained therein as of the date of this Remarketing Agreement, that in either case in the reasonable opinion of the Remarketing Agents materially changes the nature of the Notes or the Remarketing procedures (it being understood that notwithstanding the provisions of this clause (ii) the Issuer and the Administrator shall not be prohibited from amending such documents);

                (iii) the rating of any securities of the Issuer shall have been down-graded or put under surveillance or review, including being put on CreditWatch or Watch List with negative implications, or withdrawn by a nationally recognized statistical rating organization;

                (iv) if the Remarketing Agents exercise their option under
        Section 5 of this Remarketing Agreement to purchase tendered Notes that they are not otherwise able to remarket, there shall have occurred from the time of such exercise to the time of such purchase any of the following: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or other such exchange on which the Notes are then listed or any setting of minimum prices for trading on such exchange; (B) a general moratorium on commercial banking activities declared by any of United States Federal or New York State authorities, or by The Bank of England or the European Central Bank, when the Notes are to be reset in a non-U.S. Dollar currency; or (C) the outbreak or escalation of hostilities involving the United States or United Kingdom or the declaration by the United States or the United Kingdom (when the Notes are to be reset in a non-U.S. Dollar currency) of a national emergency or war; if the effect of any such event specified in this clause (C) in the reasonable judgment of the Remarketing Agents makes it impracticable or inadvisable to proceed with the Remarketing of the Notes on the terms and in the manner contemplated in this Remarketing Agreement;

                (v) an Event of Default (as defined in the Indenture), or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes shall have occurred and be continuing;

                (vi) a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer, whether or not arising in the ordinary course of business, shall have occurred;

                (vii) if required pursuant to Section 7(f) hereof, the Issuer or the Administrator shall fail to furnish to the Remarketing Agents on the Reset Date, the officers' certificate, opinion and comfort letter referred to therein and such other documents and opinions as counsel for the Remarketing Agents may reasonably require for the purpose of enabling such counsel to pass upon the sale of Notes in the Remarketings as in this Remarketing Agreement contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained in this Remarketing Agreement; or

                (viii) any Rating Agency Condition shall not have been timely satisfied.

        SECTION 9. INDEMNIFICATION.

        (a) The Administrator shall indemnify and hold harmless each of the Remarketing Agents and each Person, if any, who controls a Remarketing Agent within the meaning of Section 20 of the Exchange Act and any director, officer, employee or affiliate thereof, as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the failure of the Administrator on behalf of the Issuer to comply with the requirements of
        Section 7(f) hereof, if applicable, or (B) any untrue statement or alleged untrue statement of a material fact contained in any of the Remarketing Materials (including in each case any documents incorporated by reference therein), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or (C) any violation by the Issuer or the Administrator of, or any failure by the Issuer or the Administrator to perform any of its obligations under, this Remarketing Agreement, including the applicable Remarketing Agency Agreement or Supplemental Remarketing Agency Agreement, or (D) the acts or omissions of each of the Remarketing Agents in connection with their duties and obligations in respect of administrative or ministerial functions under this Remarketing Agreement or pursuant to this Remarketing Agreement, including, without limitation, the calculation of rates, the giving or receiving of notices and any determinations with respect to any Derivative Products, except those that are finally judicially determined to be due to its gross negligence or willful misconduct;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever arising out of, or based upon, any of items (A) through
        (D) of clause (i) of this subsection (a); provided that any such settlement is effected with the written consent of the Administrator, which consent shall not be unreasonably withheld; and

                (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Remarketing Agents), reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever arising out of, or based upon, any of items (A) through (D) of clause (i) above to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission either made in reliance upon and in conformity with written information furnished to the Administrator by the Remarketing Agents expressly for use in the Remarketing Materials or contained in any Remarketing Materials not approved by the Administrator for use in connection with the related Remarketing.

        (b) Each of the Remarketing Agents, severally and not jointly, shall indemnify and hold harmless the Issuer, the Administrator and the Depositor from and against any loss, liability, claim, damage and expense, as incurred, but only with respect to untrue statements or omissions made in the Remarketing Materials in reliance upon and in conformity with information furnished to the Administrator in writing by such Remarketing Agent expressly for use in such Remarketing Materials and will reimburse any indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action. The indemnity provided for in this paragraph shall extend upon the same terms and conditions to each Person, if any, who controls the Administrator within the meaning of Section 20 of the Exchange Act.

        (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought under this Remarketing Agreement, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability under this Remarketing Agreement to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Remarketing Agreement. In the case of parties indemnified pursuant to subsection
(a) of this Section, counsel to the indemnified parties shall be selected by the Remarketing Agents, and, in the case of parties indemnified pursuant to subsection (b) of this Section, counsel to the indemnified parties shall be selected by the Administrator. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission or fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) The indemnity provided for in this Section shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Remarketing Agents, and shall survive the termination or cancellation of this Remarketing Agreement and the Remarketing of any Notes under this Remarketing Agreement.

        SECTION 10. CONTRIBUTION.

        (a) If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Administrator on the one hand and the Remarketing Agents on the other hand from the Remarketing of the Notes pursuant to this Remarketing Agreement and the applicable Remarketing Agency Agreement and Supplemental Remarketing Agency Agreement, or
(ii) if the allocation provided by clause (i) is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Administrator on the one hand and of the Remarketing Agents on the other hand in connection with the acts, failures to act, statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        (b) The relative benefits received by the Issuer and the Administrator, on the one hand, and the Remarketing Agents, on the other hand, in connection with the Remarketing of a Class of Notes pursuant to this Remarketing Agreement and the applicable Remarketing Agency Agreement and Supplemental Remarketing Agency Agreement, shall, as to the Remarketing to which the applicable losses, liabilities, claims, damages or expenses relate, be deemed to be in the same respective proportions as the aggregate principal balance of such Class of Notes outstanding at the time of such Remarketing bears to the commissions and fees received by the Remarketing Agents in connection with such Remarketing.

        (c) The relative fault of the Issuer and the Administrator on the one hand and the Remarketing Agents on the other hand shall be determined by reference to, among other things, the responsibility under this Remarketing Agreement of the applicable party for any act or failure to act relating to the losses, liabilities, claims, damages or expenses incurred or, in the case of any losses, liabilities, claims, damages or expenses arising out of any untrue or alleged untrue statement of a material fact contained in any of the Remarketing Materials or the omission or alleged omission to state a material fact therefrom, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Administrator or by the Remarketing Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (d) The Administrator and the Remarketing Agents agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such act or failure to act or untrue or alleged untrue statement or omission or alleged omission.

        (e) Notwithstanding the provisions of this Section, none of the Remarketing Agents shall be required to contribute any amount in excess of the amount by which the commissions and fees received by such Remarketing Agent relating to the Notes remarketed by it and resold to investors exceeds the amount of any damages which any of the Remarketing Agents would have otherwise been required to pay by reason of any act or failure to act for which it is responsible under this Remarketing Agreement or any untrue or alleged untrue statement or omission or alleged omission.

        (f) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        (g) For purposes of this Section, each Person, if any, who controls any of the Remarketing Agents within the meaning of Section 20 of the Exchange Act shall have the same rights to contribution as the Remarketing Agents, and each director of the Administrator and each of its officers, and each Person, if any, who controls the Administrator within the meaning of Section 20 of the Exchange Act shall have the same rights to contribution as the Administrator. (h) The obligations of the Remarketing Agents in this Section to contribute are several in proportion to their respective Remarketing obligations with respect to the Notes and not joint.

        SECTION 11. TERMINATION OF THIS REMARKETING AGREEMENT. Subject to (a)
Section 3 hereof relating to the payment of fees and expenses, (b) Sections 9 and 10 hereof relating to indemnification and contribution and (c) any claims under this Remarketing Agreement arising out of or relating to any Remarketing prior to termination, this Remarketing Agreement shall terminate as to any Remarketing Agent on the effective date of the removal or resignation of such Remarketing Agent pursuant to Section 4 hereof.

        SECTION 12. REMARKETING AGENTS' PERFORMANCE AND DUTY OF CARE. The duties and obligations of each Remarketing Agent under this Remarketing Agreement shall be determined solely by the express provisions of this Remarketing Agreement and the applicable Remarketing Agency Agreement or Supplemental Remarketing Agency Agreement, as the case may be. No Noteholder or Beneficial Owner of any Note will have any rights or claims against any Remarketing Agent as a result of such Remarketing Agent not purchasing that Note.

        SECTION 13. GOVERNING LAW. This Remarketing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state.

        SECTION 14. TERM OF AGREEMENT. Unless otherwise terminated in accordance with the provisions of this Remarketing Agreement, this Remarketing Agreement shall remain in full force and effect from the date of this Remarketing Agreement until the first day thereafter on which no Notes are Outstanding.

        SECTION 15. SUCCESSORS AND ASSIGNS.

        (a) The rights and obligations of the Issuer may not be assigned or delegated to any other Person without the prior written consent of the Remarketing Agents. The rights and obligations of the Administrator under this Remarketing Agreement may be assigned or delegated to any successor Administrator under the Administration Agreement upon prior notice to the Remarketing Agents. The rights and obligations of the Remarketing Agents under this Remarketing Agreement may be assigned or delegated to any Affiliate thereof without the consent of the Issuer or the Administrator, and to any other Person with the prior written consent of the Administrator.

        This Remarketing Agreement shall inure to the benefit of and be binding upon the Issuer, the Administrator and the Remarketing Agents and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any Notes merely because of such purchase. The Administrator may appoint additional Remarketing Agents, which Remarketing Agents may join in this Remarketing Agreement or a separate agreement in form and substance substantially similar to this Remarketing Agreement.

        (b) Notwithstanding anything to the contrary in Section 15(a) and Sections 9 and 10 hereof, in the event the rights and obligations of the Administrator under this Remarketing Agreement are assigned to any successor Administrator under the Administration Agreement as provided in subsection (a) of this Section, and the Remarketing Agents receive notice of such assignment during the period on or after the 15th Business Day prior to a Remarketing Terms Determination Date, then, unless the Remarketing Agents consent to such assignment, for purposes of the indemnification and contribution provisions set forth in Sections 9 and 10 hereof, the then-current Administrator under this Remarketing Agreement shall remain obligated under the terms of Sections 9 and 10 hereof in respect of the Remarketing effected or Failed Remarketing in respect of such Remarketing Terms Determination Date.

        SECTION 16. HEADINGS. Section headings have been inserted in this Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Remarketing Agreement and will not be used in the interpretation of any provisions of this Remarketing Agreement.

        SECTION 17. SEVERABILITY. If any provision of this Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provision of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Remarketing Agreement invalid, inoperative or unenforceable to any extent whatsoever.

        SECTION 18. COUNTERPARTS. This Remarketing Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

        SECTION 19. AMENDMENTS. This Remarketing Agreement may be amended by any instrument in writing signed by each of the parties to this Remarketing Agreement.

        SECTION 20. NOTICES. Unless otherwise specified, any notices, requests, consents or other communications given or made under this Remarketing Agreement or pursuant to this Remarketing Agreement shall be made in writing or transmitted by any standard form of telecommunication or by telephone and confirmed in writing. All written notices shall be deemed to be validly given or made, if delivered by hand, when so delivered, or if mailed, when mailed registered or certified mail, return receipt requested and postage prepaid. All notices by telecommunication (including telephone and facsimile) shall be deemed to be validly given or made when received. All such notices, requests, consents or other communications shall be addressed as follows:

        if to the Administrator or the Issuer:

               National Education Loan Network, Inc., as Administrator 121 South 13th Street, Suite 201
               Lincoln, NE  68505
               Attention:  Terry J. Heimes
               Telephone:  (402) 458-2303
               Facsimile:  (402) 458-2399

        if to                               :







        or to such other address as any of the above shall specify to the other in writing.

        SECTION 21. BENEFIT. Nothing in this Remarketing Agreement, express or implied, is intended or shall be construed to confer upon or give any Person other than (i) the parties to this Remarketing Agreement and, (ii) with respect to the terms of Section 9 hereof, any indemnified party set forth in Section 9(a) or (b) hereof(such indemnified parties being deemed to be third-party beneficiaries of this Remarketing Agreement to the extent provided in this Remarketing Agreement) any remedy or claim under or by reason of this Remarketing Agreement or any term, covenant or condition of this Remarketing Agreement, all of which shall be for the sole and exclusive benefit of the parties.

        SECTION 22. NO PETITION. Each of the Remarketing Agents and the Administrator hereby covenants and agrees that it shall not at any time prior to one year and one day after all Classes of Notes issued by the Issuer under the Indenture (including the Class A-6 Notes) institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar laws in connection with any obligations relating to the Notes, the Indenture or this Remarketing Agreement. The foregoing shall not limit the rights of any party to this Remarketing Agreement to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by any Person other than a Remarketing Agent or the Administrator.

        SECTION 23. NO RECOURSE. No recourse may be taken, directly or indirectly, with respect to the obligations of the Delaware Trustee (it being understood and agreed by the parties to this Remarketing Agreement that the Delaware Trustee has no obligations under this Remarketing Agreement in its individual capacity), or any certificate or other writing delivered in connection herewith or therewith, against the Delaware Trustee in its individual capacity, or any partner, owner, beneficiary, agent, officer, director or employee of the Delaware Trustee in its individual capacity, or of any successor or assign thereof.

        SECTION 24. LIMITATION OF LIABILITY OF DELAWARE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been executed by
            , not in its individual capacity but solely in its capacity as Delaware Trustee, and in no event shall in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to which recourse shall be had solely to the assets of the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.


                                  NELNET STUDENT LOAN TRUST

                                  By:
                                                                         ,
                                     not in its  individual capacity but solely
                                     as Delaware Trustee



                                  By:____________________________
                                  Name:
                                  Title:


                                  NATIONAL EDUCATION LOAN NETWORK, INC.


                                  By:____________________________
                                  Name:
                                  Title:

                                                         ,
                                    as a Remarketing Agent


                                  By:____________________________
                                  Name:
                                  Title:




                                                        ,
                                     as a Remarketing Agent


                                  By:____________________________
                                  Name:
                                           Title:




                                                             ,
                                     as a Remarketing Agent


                                  By:____________________________
                                  Name:
                                  Title


                                   By:____________________________
                                   Name:
                                   Title

               [TO BE REVIEWED AND REVISED BY REMARKETING AGENTS]

                                   APPENDIX A

                          REMARKETING AGENCY AGREEMENT
     [to be executed on the applicable Remarketing Terms Determination Date]

                          REMARKETING AGENCY AGREEMENT

        REMARKETING AGENCY AGREEMENT, dated as of __________ __, ____, (this "Remarketing Agency Agreement"), among NELNET STUDENT LOAN TRUST (the "Issuer"),
NATIONAL EDUCATION LOAN NETWORK, INC. (the "Administrator")                  and
             and (each, a "Remarketing Agent" and, collectively, the "Remarketing Agents"). The Remarketing Agents, in consultation with the Administrator, hereby establish the terms for the Class Reset Rate Notes (the "Notes") described below with respect to the "Reset Date" on __________ __, ____, in accordance with the terms hereof and of the Remarketing Agreement, dated as of , , among the Issuer, the Administrator and the Remarketing Agents (the "Remarketing Agreement"), the terms of which are hereby incorporated by reference and made a part hereof.

        The Remarketing Agents will attempt, on a reasonable efforts basis, to remarket the validly tendered Notes at a price equal to 100% of the aggregate principal amount so tendered. There is no assurance that the Remarketing Agents will be able to remarket the entire principal amount of Notes tendered in a remarketing. The Remarketing Agents shall also have the option, but not the obligation, to purchase any tendered Notes at such price. The obligation of the Remarketing Agents to purchase tendered Notes from the tendering Class Noteholders will be subject, without limitation, to the conditions set forth in
Section 8 of the Remarketing Agreement.

        All capitalized terms not otherwise defined in this Remarketing Agency Agreement have the respective meanings assigned thereto in the Remarketing Agreement.

                           CERTAIN TERMS OF THE NOTES

------------------------------------------------- ------------------------------
Trust:                                            Nelnet Student Loan Trust
------------------------------------------------- ------------------------------
Remarketing Agents and Addresses:




------------------------------------------------- ------------------------------
Title of Notes:                                   Class         Reset Rate Notes
------------------------------------------------- ------------------------------
Title of Indenture:                               Indenture of Trust, dated as o
                                                             ,         ,
                                                  as amendedor supplemented from
                                                  time to time by and among the
                                                  Issuer, the Eligible Lender
                                                  Trustee and the Trustee.
------------------------------------------------- ------------------------------

------------------------------------------------- ------------------------------
Eligible Lender Trustee:
------------------------------------------------- ------------------------------
Trustee:
------------------------------------------------- ------------------------------
Current Ratings:
------------------------------------------------- ------------------------------
        Moody's Investors Service, Inc.:          _____
------------------------------------------------- ------------------------------
        Standard & Poor's Ratings Services:       _____
------------------------------------------------- ------------------------------
        Fitch Ratings:                            _____
------------------------------------------------- ------------------------------
Weighted average life of the Notes                _____ months
under several assumed prepayment
scenarios:
------------------------------------------------- ------------------------------
Remarketing Terms Determination Date:             __________ __, ____
------------------------------------------------- ------------------------------
Hold Notice Date:                                 __________ __
------------------------------------------------- ------------------------------
Spread Determination Date:                        __________ __
------------------------------------------------- ------------------------------
Reset Date:                                       __________ __
------------------------------------------------- ------------------------------
Reset Period and next succeeding Reset Date:      __________ __
------------------------------------------------- ------------------------------
Interest Rate Mode:
------------------------------------------------- ------------------------------
        [ ]      Floating Rate Mode:
------------------------------------------------- ------------------------------
        Index:
------------------------------------------------- ------------------------------
        Interval  between  Interest  Rate Change
        Dates:
------------------------------------------------- ------------------------------
        Interest Rate Determination Date(s):
------------------------------------------------- ------------------------------
        [ ]      Fixed Rate Mode:
------------------------------------------------- ------------------------------
        Fixed Rate Pricing Benchmark:
------------------------------------------------- ------------------------------
        Whether principal amortizes
        periodically or is paid at end of Reset
        Period:
------------------------------------------------- ------------------------------
        Currency Denomination:
------------------------------------------------- ------------------------------
        [ ]      Foreign Exchange Mode:
------------------------------------------------- ------------------------------
        Minimum Denominations and additional
        increments:
------------------------------------------------- ------------------------------

------------------------------------------------- ------------------------------
        Interest Distribution Dates:
------------------------------------------------- ------------------------------
        Principal Distribution Date(s):
------------------------------------------------- ------------------------------
Derivative Product(s):                            [ ] Yes          [ ] No
------------------------------------------------- ------------------------------
        [ ] Currency Derivative Product:
------------------------------------------------- ------------------------------
        [ ] Interest Rate Derivative Product:
------------------------------------------------- ------------------------------
        Eligible Swap  Counterparties from which
        Bids will be Solicited:
------------------------------------------------- ------------------------------
All Hold Rate (Spread for floating or fixed       ____%
rate, as applicable):
------------------------------------------------- ------------------------------
Day Count Basis:
------------------------------------------------- ------------------------------
Remarketing Fee (expressed as a percentage of
the outstanding principal amount of the Notes,
payable except in the case of a Failed
Remarketing):
------------------------------------------------- ------------------------------
Wire Instructions:
------------------------------------------------- ------------------------------
Other:
------------------------------------------------- ------------------------------

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.


                                      NELNET STUDENT LOAN TRUST

                                      By:                                 ,
                                      not in its individual capacity  but solely
                                      as Delaware Trustee



                                      By:____________________________
                                      Name:
                                      Title:


                                      NATIONAL EDUCATION LOAN NETWORK, INC.


                                      By:____________________________
                                      Name:
                                      Title:


                                                             ,
                                      as a Remarketing Agent


                                      By:____________________________
                                      Name:
                                               Title:

                                                                 ,
                                          as a Remarketing Agent


                                      By:____________________________
                                      Name:
                                      Title:

                                                                    ,
                                            as a Remarketing Agent


                                      By:____________________________
                                      Name:
                                      Title:


                                      By:____________________________
                                      Name:
                                      Title:

                      [TO BE REVIEWED AND REVISED BY REMARKETING AGENTS]

                                   APPENDIX B

                    SUPPLEMENTAL REMARKETING AGENCY AGREEMENT
          [to be executed on the applicable Spread Determination Date]

                    SUPPLEMENTAL REMARKETING AGENCY AGREEMENT

        SUPPLEMENTAL REMARKETING AGENCY AGREEMENT, dated as of __________ __, (this "Supplemental Remarketing Agreement") among NELNET STUDENT LOAN TRUST (the "Issuer"), NATIONAL EDUCATION LOAN NETWORK, INC.
(the "Administrator")           and                                  and
                                                 (each,  a  "Remarketing  Agent"
and, collectively, the "Remarketing Agents"). The Remarketing Agents will attempt, on a reasonable efforts basis, to remarket the Class Reset Rate Notes (the "Notes") described below that have been validly tendered by the holders thereof for sale on the __________ __, ____ (the "Reset Date") at a price equal to 100% of the aggregate principal amount so tendered in accordance with the
terms hereof and of the Remarketing Agreement, dated as of        , (the
"Remarketing Agreement"), and the Remarketing Agency Agreement dated as of
__________ __,         (the "Remarketing Agency Agreement"), each among the
Issuer, the Administrator and the Remarketing Agents, the terms of which are hereby incorporated by reference and made a part hereof. There is no assurance that the Remarketing Agents will be able to remarket the entire principal amount of Notes tendered in a remarketing.

        The Remarketing Agents shall also have the option, but not the obligation, to purchase any tendered Notes at such price. The obligation of the Remarketing Agents to purchase tendered Notes from the tendering Class Noteholders will be subject, without limitation, to the conditions set forth in
Section 8 of the Remarketing Agreement.

        All capitalized terms not otherwise defined in this Remarketing Agency Agreement have the respective meanings assigned thereto in the Remarketing Agreement.

                           CERTAIN TERMS OF THE NOTES

------------------------------------------------ -------------------------------
Trust:                                           Nelnet Student Loan Trust
------------------------------------------------ -------------------------------
Remarketing Agents and Addresses:


------------------------------------------------ -------------------------------
Title of Notes:                                  Class         Reset Rate Notes
------------------------------------------------ -------------------------------
Principal Amount of Notes to be Remarketed       $__________
------------------------------------------------ -------------------------------
Title of Indenture:                              Indenture of Trust, dated as of
                                                         ,         ,  as amended
                                                 or supplemented from time to
                                                 time by and among the Issuer,
                                                 the Eligible Lender Trustee
                                                 and the Trustee.
------------------------------------------------ -------------------------------

------------------------------------------------ -------------------------------
Eligible Lender Trustee:
------------------------------------------------ -------------------------------
Trustee:
------------------------------------------------ -------------------------------
Current Ratings:
------------------------------------------------ -------------------------------
        Moody's Investors Service, Inc.:         _____
------------------------------------------------ -------------------------------
        Standard & Poor's Ratings Services:      _____
------------------------------------------------ -------------------------------
        Fitch Ratings:                           _____
------------------------------------------------ -------------------------------
Interest Rate Mode:
------------------------------------------------ -------------------------------
        [ ]     Floating Rate Mode:
------------------------------------------------ -------------------------------
        Spread:                                  ____%
------------------------------------------------ -------------------------------
        [ ]      Fixed Rate Mode:
------------------------------------------------ -------------------------------
        Spread:                                  ____%
------------------------------------------------ -------------------------------
        Yield to Maturity of Fixed Rate Pricing  ____%
        Benchmark
------------------------------------------------- ------------------------------
        Fixed Rate:                               ____%
------------------------------------------------- ------------------------------
The Eligible Swap Counterparty
(or Counterparties) and the floating rate (or
rates) of interest payable by the Issuer to each
Eligible Swap Counterparty (or Counterparties):
------------------------------------------------- ------------------------------
Currency Denomination:
------------------------------------------------- ------------------------------
Currency Exchange Rate:
------------------------------------------------- ------------------------------
Extension Rate:
------------------------------------------------- ------------------------------
All Hold Rate:
------------------------------------------------- ------------------------------
New Interest Rate:                                As determined by application
                                                  of the provisions set forth
                                                  herein and in the Remarketing
                                                  Agreement and Remarketing
                                                  Agency Agreement.
------------------------------------------------- ------------------------------
Beneficial Owner Tender Provisions:               As set forth in the
                                                  Remarketing  Prospectus
                                                  dated  __________ __,  ____.
                                                  In the event that the
                                                  Remarketing Agents fail to
                                                  remarket all Class
                                                  Notes validly tendered for
                                                  remarketing on the Reset Date,
                                                  then the Remarketing  Agents
                                                  shall promptly  notify the
                                                  Administrator and the Trustee
                                                  of such failure.
------------------------------------------------- ------------------------------

------------------------------------------------- ------------------------------
Failed Remarketing Rate:                          ____%
------------------------------------------------- ------------------------------
Form of Notes:

                                                  Global certificate registered
                                                  in the name of the
                                                  nominee of the applicable
                                                  depository of the Notes, which
                                                  is DTC, Clearstream,
                                                  Luxembourg or Euroclear. The
                                                  beneficial owners of the Notes
                                                  ("Beneficial Owners") are not
                                                  entitled to receive definitive
                                                  certificates representing
                                                  their Notes, except under
                                                  limited circumstances.  A
                                                  Beneficial Owner's ownership
                                                  of a Note currently is
                                                  recorded on or through the
                                                  records of the brokerage firm
                                                  or other entity that is a
                                                  participant in DTC,
                                                  Clearstream, Luxembourg or
                                                  Euroclear and that maintains
                                                  such Beneficial Owner's
                                                  account.
------------------------------------------------- ------------------------------
Purchase Price:                                   100% of the principal amount
                                                  of the tendered Notes. Payable
                                                  to DTC, Clearstream,
                                                  Luxembourg or Euroclear for
                                                  the Beneficial Owners of
                                                  tendered Notes.
------------------------------------------------- ------------------------------
Remarketing Fee (expressed as a percentage of      As set forth in the principal
the outstanding principal amount of the Notes,     Remarketing Agency Agreement.
payable except in the case of a Failed
Remarketing):
------------------------------------------------- ------------------------------
Wire Instructions:
------------------------------------------------- ------------------------------
Other:
------------------------------------------------- ------------------------------
Closing:                                          __________ __, ____
------------------------------------------------- ------------------------------

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.


                                       NELNET STUDENT LOAN TRUST

                                       By:
                                                                          ,
                                       not in its individual capacity but solely
                                       as Delaware Trustee



                                       By:____________________________
                                       Name:
                                       Title:


                                       NATIONAL EDUCATION LOAN NETWORK, INC.


                                       By:____________________________
                                       Name:
                                       Title:

                                                      ,
                                        as a Remarketing Agent


                                       By:____________________________
                                       Name:
                                       Title:

                                                               ,
                                        as a Remarketing Agent


                                      By:____________________________
                                      Name:
                                      Title:


                                                               ,
                                          as a Remarketing Agent


                                      By:____________________________
                                      Name:
                                      Title:


                                      By:____________________________
                                      Name:
                                      Title:

                                   APPENDIX C

                           RESET RATE NOTE PROCEDURES



             [Please see Article II to Appendix A to the Indenture.]

DMWEST #6536978 v2
                                   APPENDIX D

                            REMARKETING FEE SCHEDULE
                            Maximum Remarketing Fees

        The maximum remarketing fees payable to the Remarketing Agents in respect of each Reset Date shall be:

------------------------------------------------ -------------------------------
                     Average Life                Percentage of the Outstanding
         (Duration of Applicable Reset Period)      Amount of the Notes (bps)
------------------------------------------------ -------------------------------
1 Year
------------------------------------------------ -------------------------------
3 Years
------------------------------------------------ -------------------------------
5 Years
------------------------------------------------ -------------------------------
7 Years
------------------------------------------------ -------------------------------
10 Years
------------------------------------------------ -------------------------------